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                                                                    EXHIBIT 10.9


                           FORM OF LOCK-UP AGREEMENT


                            _______________ __, 1996


[Name and address of
OP Unit Holder]

Gentlemen:

          Reference is made to [INSERT NAME OF AGREEMENT], dated as of
                                ------------------------
____________ __, 1996 (the "AGREEMENT"), between [        ], a [        ] and
American General Hospitality Operating Partnership, L.P., a Delaware limited partnership (the "OPERATING PARTNERSHIP"), pursuant to which the undersigned will receive interests in the Operating Partnership.

          In order to induce the Operating Partnership to consummate the transactions contemplated by the Agreement, the undersigned, intending to be legally bound, hereby agrees that, without the prior written consent of a majority of the Board of Directors of the general partner of the Operating Partnership, American General Hospitality Corporation (the "COMPANY"), including a majority of the independent directors of the Company, and Smith Barney Inc. (the "UNDERWRITER"), for a twelve month period commencing on the date hereof (the "LOCK-UP PERIOD") the undersigned will not, directly or indirectly, offer to sell, sell, grant any option for the sale of, or otherwise dispose of, any units of limited partnership interest ("OP UNITS") in the Operating Partnership received pursuant to the Agreement or any shares of common stock of the Company, $0.01 par value per share (the "STOCK"), issuable upon exchange of the OP Units in accordance with the Exchange Rights Agreement (the "EXCHANGE AGREEMENT") dated the date hereof among the undersigned, the Company and the other holders of OP Units or pursuant to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership.

          The undersigned acknowledges that any sale or transfer of any OP Units or Stock in violation of this letter will be null and void. The undersigned acknowledges that it is impossible to measure the damages that will accrue to the Company and/or the Underwriter by reason of a failure of the undersigned to comply with the provisions of this letter. Therefore, if the Company and/or the Underwriter shall institute any action or proceeding to enforce the provisions hereof, the undersigned agrees that the Company and/or the Underwriter shall be entitled to injunctive relief, and the undersigned waives, and shall not allege, any claim or defense to such action or proceeding, including, without limitation, any claim or defense that the undersigned has an adequate remedy at law.

          This letter shall not prohibit the undersigned from (i) exercising any options to purchase Stock issued to the undersigned under the Company's 1996 Incentive Plan and/or
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the Company's Non-Employee Directors' Incentive Plan, (ii) in connection with an exercise permitted by the preceding clause (i), delivering to the Company Stock in payment of the exercise price of such options or the withholding taxes payable in connection with such exercise, (iii) transferring OP Units to any Affiliate (as defined below) of the undersigned, provided that such transferee agrees in writing to the transfer restrictions described above, (iv) pledging the OP Units and Stock which are subject to this Agreement to the Operating Partnership or the Company, or to any financial institution as collateral for any loan with respect to which the undersigned is personally liable, or (v) exercising its rights pursuant to the Exchange Agreement. As used herein, the term "AFFILIATE" shall mean any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with a specified Person, and, with respect to an individual, shall include such Person's immediate family or a trust for the benefit thereof.

                                 Very truly yours,


                                 _____________________________
                                 Signature


                                 _____________________________
                                 Name (Please Print or Type)